PROVISIONS FOR LITIGATION AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2022
PROVISIONS FOR LITIGATION AND CONTINGENT LIABILITIES
PROVISIONS AND CONTINGENT LIABILITIES

NOTE 34 – PROVISIONS FOR LITIGATION AND CONTINGENT LIABILITIES

The Company and its subsidiaries are party to several lawsuits in progress in court, mainly in the labor and civil spheres, which are in various different stages of the legal process. The main claims relate to:

●	Civil lawsuits – The following highlighted claims discuss: (i) Principal amount and correction of remuneration and default interest on the Compulsory Loan, (ii) proceedings arising from payments, fines and charges for alleged delays and defaults, and (iii) civil claims linked to the relationship with consumers, related to indemnities for moral and material damages arising mainly from irregularities in the measurement of consumption and undue collections;
●	Labor lawsuits – The following are highlighted: (i) lawsuits filed by employees of service providers’ own staff, (ii) lawsuits linked to issues related to labor and employment relationships;
●	Tax lawsuits – The following highlighted claims discuss: (i) non-approved PIS and COFINS offsets, (ii) collection of undue social security contribution, (iii) assessments by the untimely bookkeeping of ICMS credits, ICMS credit reversal requirements on energy losses, use of ICMS credit due to CCC subsidies, in addition to various tax collection proceedings and proceedings in which consumers seek reimbursement for street lighting fees paid, and (iv) calculation and compensation of tax losses related to IRPJ and CSLL;
●	Regulatory lawsuits – information has been provided highlighting the claims in which issues related to the termination of concession contracts are discussed; and
●	Environmental lawsuits – information has been provided highlighting the claims that discuss issues related to the Company’s operations and projects’ licensing and environmental damages.

34.1 – Provisions for litigation

The Company and its subsidiaries set up provisions in an amount sufficient to cover losses considered probable and for which a reliable estimate can be made in the following amounts:

	12/31/2022	12/31/2021
Current
Civil	2,702,135	2,262,622
Labor	7,026	5,027
	2,709,161	2,267,649
Non-current
Civil	26,945,065	27,747,381
Labor	2,069,861	2,233,654
Tax	586,489	569,640
Regulatory	945,790	554,804
Environmental	76,353	36,743
	30,623,558	31,142,222
	33,332,719	33,409,871

These provisions had the following development in the year ending December 31, 2022:

Balance on December 31, 2021	33,409,871
Effects of deconsolidation	(210,891)
Taking Over	122,779
Constitution of provisions	4,605,577
Reversal of provisions	(2,653,485)
Monetary correction	2,207,161
Judicial deposits	74,213
Payments	(4,222,506)
Balance on December 31, 2022	33,332,719

The claims, plus interest and monetary restatement, with probable loss are presented below:

34.1.1 – Civil

On December 31, 2022, Eletrobras and its subsidiaries were subject to civil lawsuits with a probable estimate of losses of R$29,647,200 (R$30,010,003 on December 31, 2021). The following stand out:

●	Compulsory Loan

There is significant judicial litigation involving the Company, in which the largest number of lawsuits seek to challenge the criteria for monetary restatement of the compulsory loan book-entry credits on the consumption of electricity determined by the legislation governing the compulsory loan and applied by the Company, and the application of inflationary adjustments resulting from economic plans implemented in Brazil. As of December 31, 2022, Eletrobras had 3,703 provisioned proceedings related to the specific matter of monetary correction of book-entry credits (3,689 processes as of December 31, 2021). For more information, see note 28.

Eletrobras, in the scope of these proceedings, has recorded provisions related to: (i) difference in principal resulting from the monetary restatement criterion, (ii) reflex remuneration interest; and (iii) application of moratory interest (substantially the SELIC rate).

	12/31/2022	12/31/2021
Principal	6,150,499	6,403,710
Correction interest paid	39,902	47,316
Compensatory interest	4,040,093	4,748,235
Default interest	13,081,861	13,116,760
Fees	1,028,103	747,994
Other funds	83,747	646,213
Total	24,424,205	25,710,228

In the year ended December 31, 2022, a provision, net of reversal, was recognized in the approximate amount of R$132,979, totaling R$24,424,205, referring to the compulsory loan processes.

●	Compulsory loan – Judicial settlements

Within the scope of the provision related to the compulsory loan on electricity (“ECE”), the Company has been taking measures to mitigate the risks involved and enable better planning of cash disbursements to optimize tax use.

In this context, Eletrobras created the Compulsory Loan Executive Committee in order to seek legal settlements with discounts and full settlement of these proceedings. As a result of these negotiations, Eletrobras obtained in the 4th quarter of 2022, a reduction of R$1,300,130, of which R$563,130 had a positive impact on the results as discounts of agreements that have already been signed and R$736,999 as a result of payments made, within the scope of agreements that have already had the respective judicial approvals in final and unappealable form

●	Addendum Partial Nullity - Analytical Price Correction K Factor (Chesf)

Chesf is the plaintiff in a lawsuit requesting the declaration of partial nullity of an amendment to the civil construction contract for the Xingó Hydroelectric Power Plant, entered into with the Consortium formed by Companhia Brasileira de Projetos e Obras - CBPO, CONSTRAN S.A. - Construções e Comércio and Mendes Júnior Engenharia S.A. and [the return of two times the amount originally paid, as a K Factor, with a value of approximately R$350,000, double. The defendants, in addition to contesting the fact, filed a counterclaim in parallel seeking Chesf’s conviction for overdue payments arising from the same contractual amendment not timely settled by the Company. The K factor refers to the collection of a price adjustment index in view of the need to compensate for the inflationary effects caused by the economic plans instituted in the late 1980s. The effects of price adjustments caused losses to the Company, resulting in the overcharging of the amounts, in addition to the lack of provision in the notice of contracting the Consortium. There is no forecast for the complete outcome of this dispute.

The Company, based on the opinion of its legal advisors, updated the provision in its non-current liabilities, in the amount of R$2,067,369 (R$1,749,709, in 2021).

●	Energia Potiguar Geradora Eólica S.A. (CHESF)

In October 2022, a court ruling was delivered regarding the judgment of the motions for clarification opposed by CHESF in the context of the lawsuit filed by Energia Potiguar against CHESF in which the decision that annulled the previous judgment that had been favorable to CHESF was upheld and, in the same session, the court again judged the appeals filed by the opposing parties confirming the judgement that sentenced CHESF to pay compensation due to the losses caused by the alleged delay in the delivery of the 230 kV transmission line Extremoz II – João Câmara II, part of Concession Agreement No. 019/2010. Considering the last development of the lawsuit, the lawsuit was classified as a probable loss risk for the estimated amount of R$611,987.

34.1.2 - Tax

As of December 31, 2022, Eletrobras and its subsidiaries were subject to tax claims of R$586,489 (R$569,640 on December 31, 2021), with an estimate of probable loss.

34.1.3 - Labor

As of December 31, 2022, Eletrobras and its subsidiaries were subject to labor lawsuits of R$2,076,887 (R$2,238,681 on December 31, 2021), with an estimate of probable loss.

34.2 - Contingent Liabilities

Additionally, as of December 31, 2022, Eletrobras and its subsidiaries were subject to claims assessed with a possible loss in the following amounts:

	12/31/2022	12/31/2021
Civil	27,507,399	44,358,547
Labor	2,284,664	3,473,210
Tax	10,400,731	8,755,786
Environmental	1,811,883	787,918
Regulatory	1,602,258	1,367,227
	43,606,935	58,742,688

In the year ended December 31, 2022, the decrease in the balance of civil lawsuits occurred, substantially, due to the developments in the claims mentioned below:

●	Roma Decorator Case

In May 2022, the Superior Court of Justice ("STJ") judged the Motions for Clarification with infringing effects filed by Eletrobras as part of the Motions for Divergence in Special Appeal 790,288, known as the "Roma Case", endorsing the thesis already contained in the leading case that pacified the matters related to the refund of the Compulsory Loan on Electric Energy ("ECE") – RESP 1.003.955/RS.  The case decided that the final term of the compensatory interest levied on the ECE credits must ends on the date of the relevant meetings to convert these credits into preferred shares of the Company. This decision enshrined the prohibition of the accumulation of compensatory interest with default interest.

In this context, considering the favorable repository of decisions adhering to the "Roma Case", there was a reclassification of the risk in the contingency from possible to remote referring to these legal theses in the amount of R$14,396,540.

●	Other proceedings – Compulsory loan

Reduction of the proceedings related to the compulsory loan in the approximate amount of R$4,460,000 in which the risk classification changed to remote due to a procedural step that consolidated a decision unfavorable to the plaintiff’s claim.

34.2.1 – Main Proceedings - Civil

As of December 31, 2022, Eletrobras and its subsidiaries had civil lawsuits of R$27,507,399 (R$44,358,547 on December 31, 2021), and their probability of loss is possible, where no provision is made. The following stand out:

●	Nullity of the Trade Union Agreement (CHESF)

This is a public civil claim initiated by the Federal Public Prosecutor’s Office – MPF, in which it pursues obtaining a court ruling that declares the non-existence of the Amendment to the 1986 Agreement, signed in 1991, between Chesf and the representatives of the Union of Workers Pole Rural Submedia São Francisco. The amount attributed to the claim was R$ 1,000,000. A judgement was delivered declaring the 1991 agreement between Chesf and Polo Union to be null and void, which changed the way of calculating the Temporary Maintenance Allowance (VMT) to the equivalent of 2.5 minimum wages; as well as to determine the payment of the differences found since 1991 between the amount actually paid and the value of 2.5 minimum wages, monetarily corrected and plus moratory interest for each family that received or still receives the VMT, for the respective period that have received and that belong to the territorial jurisdiction of this judicial subsection, except for the cases of resettlers who have concluded the terms of extrajudicial agreements and the public deed of donation with the defendant, renouncing the benefits of VMT, as well as removed the right of interested parties to the perception of installments affected by the five-year statute of limitations, as from the filing of the lawsuit. Appeals were filed against the sentence by Chesf and the MPF, these appeals are pending judgment, and were distributed by dependency in November 2016 to the Federal Court of Appeals Judge.

In December 2016, it was sent to the judge and is pending reporting and voting. On February 21, 2020, the proceeding was migrated to the Electronic Judicial Proceedings (Pje) system. Based on the assessment by its attorneys-at-law, Chesf classified the risk of loss of this action as possible, in the updated amount of R$4,159,029 (R$3,732,691, on December 31, 2021).

●	Public Civil Claim – Federal Public Prosecutors’ Office of Bahia (CHESF)

This is a Public Civil Claim filed by the Federal Public Prosecutors’ Office of Bahia in order to recognize the existence, and rights of, occupants of a flooded area who were not resettled into irrigation projects. The litigation seeks to give said occupants what they are entitled to under the 1986 Agreement between CHESF and the communities involved in the construction of the Itaparica Dam. The case is pending before the Federal Court in Paulo Afonso - Bahia, and is currently in the appeal phase before the Federal Court of the 1st Region Circuit (TRF1). There was an injunction granted in favor of the Public Prosecutor’s Office, which was revoked by the TRF1. The sentence was favorable to the statute of limitations thesis and there is a precedent in the STJ contrary to the Federal Public Prosecutor’s claim. Based on the assessment of its legal counsel, Chesf classified the risk of loss of this action as possible, and the amount of the updated claim is R$3,772,158 (R$3,361,748, on December 31, 2021).

●	Collection of alleged losses to final consumers

This is a public civil claim handled by ANEEL to charge Chesf for alleged losses to final electricity consumers due to delays in the works related to the so-called Shared Generation Facilities - ICGs. This loss is estimated to R$ 1,471. Chesf received the summons and filed a challenge to the case in December 2015. A reply was submitted by ANEEL, the judge rejected the production of evidence required by Chesf. The Court determined the subpoena of the Federal Public Prosecutors’ office for a response which was carried out. Chesf petitioned for suspension of the proceedings due to the strategy of taking the case to the Federal Public Administration’s Attorney General’s Office - CCAF / AGU. In December 2017, the suspension request was granted for a period of six months. An application was filed with the CCAF / AGU in March 2018. There was a conciliation hearing, in which the parties showed no interest in settling. The proceedings were sent to the judge for a ruling in December 2018. In September 2019, a judgement was delivered in which the claim was partially upheld and ordered Chesf to reimburse the amounts paid by the CCEE. The court ruled that the Union was to blame for the delay so that Chesf’s liability would be limited to the percentage of its fault for the delays, which would be assessed by an expert in the ruling settlement phase. In November 2019, an appeal was filed by ANEEL. In the same month, the migration of the process to the PJe online system was determined, with the time limit for Chesf’s appeal not yet having started due to lack of publication of sentence.

On March 26, 2020, the parties to the proceeding were summoned by the court to express their opinion regarding whether the original physical records of the proceedings had been duly converted into digital files in the PJe online system, and whether the rulings issued while the proceeding was physically recorded had been fulfilled and fulfillment of any act already practiced in the physical records. On May 8, 2020, Chesf filed a motion for clarification. On December 31, 2020, ANEEL objected to the motion for clarification filed by Chesf.

In October 2021, the Federal Public Prosecutor’s Office fought for the acceptance of the preliminary judgment extra petita. On the merits, the manifestation is for to not uphold the appeals. There are no conditions to assess, at the present time, what the outcome of the claim would be, since this is the first claim in the country to deal with the matter (there is jurisprudence in Brazil in respect of collective claims on a similar basis).

Based on the assessment of its legal counsel, Chesf classified the risk of loss as possible, in the estimated amount of R$ 2,252,254 (R$ 2,108,726 as of December 31, 2021).

●	Request for in-court restructuring proceeding (CHESF)

CHESF filed a motion requesting the initiation of an in-court restructuring proceeding of Wind Power Energia S/A, a debtor company, that had previously filed for bankruptcy, as CHESF understands said debtor is part of a market leader group with investments and contracts that would enable its debt restructuring. The dispute is pending in the 1st Civil Court of the District of Cabo de Santo Agostinho-Pernambuco, being in a decision-making phase. Main progress of the proceedings: Presentation of the reorganization plan; presentation of an amendment to the reorganization plan; new amendment to the reorganization plan; holding of a general meeting of creditors with analysis of the latest version of the reorganization plan. Based on the assessment of its legal counsel, the Board of Executive Officers classified the risk of loss of this action as “possible”, and its updated request amount is R$1,004,479 (R$889,819, in 2021).

34.2.2 - Main Tax Proceedings

As of December 31, 2022, Eletrobras and its subsidiaries were subject to tax lawsuits with a probability of possible loss of R$10,400,731 (R$8,755,786 on December 31,2021). The following stand out:

●	Notice of Violation - PIS and COFINS (Furnas)

This is an administrative proceeding filed by the National Treasury against Furnas, referring to the notice of infraction drawn up due to alleged insufficient payment of PIS/COFINS since Furnas excluded the following revenues from the calculation: Exclusion of RGR from the calculation basis; Itaipu transmission revenues (exclusion of the calculation basis); Inclusion as financial income, in December 2007, of revenue from actuarial liabilities maintained with FRG. In addition, the assessment includes amounts that are no longer collected under PIS and COFINS due to the Company having compensated without presenting the appropriate document, PER/DCOMP. The Administrative Council for Tax Appeals (CARF) dismissed Furnas’ Voluntary Appeal, leaving only the matter related to the exclusion of RGR that remains under analysis in CARF in the original proceeding. Other matters were definitively judged at the administrative level. Furnas presented a guarantee to enable the issuance of a Certificate and take the discussion to the judicial sphere. The total amount classified with a possible loss prognosis is R$1,645,510 as of December 31, 2022 (R$1,551,613 as of December 31, 2021).

●	Notice of Violation - calculation of IRPJ and CSLL (Furnas)

This is a claim filed by Furnas against the National Treasury, which aims to discuss the collection resulting from the Notice of Violation drawn up due to alleged irregularities in the calculation of IRPJ and CSLL, in which the reversal of FRG’s actuarial liabilities was excluded from the Taxable Income. As it is an actuarial surplus, the amount was excluded from the calculation base and was included in taxation as it is realized. After the unfavorable administrative decision, Furnas filed a claim to have its right recognized in court, and as of December 31, 2022, no sentence had been issued in the process. The Federal Union filed a Tax Enforcement order to collect the debt, but the judge suspended its progress until the matter is definitively analyzed in the Annulment Action proposed by Furnas. The total amount classified with a possible loss prognosis is R$1,876,516 on December 31, 2022 (R$1,774,328 on December 31, 2021).

34.3 Other tax matters

●	Uncertainty over Income Tax Treatments (IFRIC 23)

This interpretation clarifies how to apply the recognition and measurement requirements of IAS 12 when there is uncertainty about the treatment of income tax on profit. The interpretation requires Eletrobras to: (1) determine whether uncertain tax positions are assessed separately or as a group; and (2) assess whether the tax authority is likely to accept the use of uncertain tax treatment, or proposed use by the Company. If so, the Company must determine its tax and accounting position in line with the tax treatment used or to be used in its income tax returns. If not, the Company must reflect the effect of uncertainty in determining its fiscal and accounting position.

Based on the requirements of IFRIC 23 - Uncertainty over Income Tax Treatments, Eletrobras assessed the operations of its subsidiaries that involved corporate restructuring and acquisition of control of interests in other companies and concluded that its tax and accounting position is by the tax treatment used.

●	Decision of the Federal Supreme Court (STF) - Tax matter final and unappealable

In February 2023, the STF, in a unanimous ruling, considered that a definitive judgement, the so-called “res judicata” on taxes collected on a continuous basis loses its effects if the Court decides otherwise. This is because, according to the legislation and jurisprudence, a ruling, even if final and unappealable, produces its effects while the factual and legal framework that justified it lasts. If there is a change, the effects of the previous decision may no longer occur.

The Company did not identify relevant lawsuits related to its taxes collected on a continuous basis, therefore Eletrobras and its subsidiaries were not, at this time, impacted by the STF decision.

Accounting Policy

Future disbursement risks with labor, tax and civil litigation are recognized in the balance sheet, under the item Provisions for Litigation, when there are present obligations (legal or presumed) resulting from past events, of which settlement is probable and of which the amount it is possible to reliably estimate, based on the assessment of Management and internal and external legal advisors. The amounts are recorded based on the estimates of the costs of the outcomes of said lawsuits.

The risks of future disbursement with litigation (contingents), of which settlement is possible, are only disclosed in explanatory notes, without composing the Company’s liabilities.

This assessment is supported by Management’s judgment, together with its legal advisors, considering the jurisprudence, decisions in initial and higher courts, the history of any agreements and decisions, the experience of management and legal advisors, as well as other applicable aspects.